UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 28, 2008
(Date of earliest event reported)

                   National City Mortgage Capital Trust 2008-1
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           (Exact name of issuing entity as specified in its charter)

                       National City Mortgage Capital LLC
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              (Exact name of depositor as specified in its charter)

                           National City Mortgage Co.
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               (Exact name of sponsor as specified in its charter)

          New York                  333-147919-01              Applied For
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(State or other jurisdiction    (Commission File No.          (IRS Employer
      of incorporation           of issuing entity)        Identification No.)
     of issuing entity)                                    of issuing entity)

3232 Newmark Derive, Miamisburg, Ohio                                   45342
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Address of principal executive offices                                (Zip Code)

Depositor's telephone number, including area code 937-910-4372


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

            Attached as Exhibit 4.1 is the pooling and servicing agreement, dated February 28, 2008 (the "Pooling and Servicing Agreement"), among National City Mortgage Capital LLC, as depositor (the "Depositor"), National City Mortgage Co. ("NCMC"), as mortgage loan seller and servicer, and Wells Fargo Bank, N.A., as trustee. The Pooling and Servicing Agreement governs the National City Mortgage Capital Trust 2008-1, Mortgage Pass-Through Certificates, Series 2008-1 (the "Certificates"), issued on February 28, 2008, including (i) the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-R, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-IO, Class 2-PO, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 2-B-1, Class 2-B-2 and Class 2-B-3 (the "Public Certificates"), having an aggregate initial class balance of $386,312,392.00 and
(ii) the Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-4, Class 2-B-5 and Class 2-B-6 Certificates (the "Private Certificates"), having an aggregate initial class balance of $4,157,163.51.

            The Public Certificates (other than the Class 2-A-2 and Class 2-PO) were sold to J.P. Morgan Securities Inc. ("JPMorgan") and NatCity Investments, Inc. ("NatCity," and together with JPMorgan, the "Underwriters"), pursuant to an underwriting agreement, dated February 26, 2008 (the "Underwriting Agreement"), among the Depositor, NCMC and the Underwriters. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

            The Private Certificates were sold to NatCity on February 28, 2008 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from NCMC.

            The mortgage loans underlying the Certificates were purchased by the Depositor from NCMC pursuant to a bill of sale, dated February 28, 2008 (the "Bill of Sale"), between the Depositor and NCMC. A copy of the Bill of Sale is attached as Exhibit 4.2.

ITEM 9.01 Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.             Description
-----------------       -----------

(1.1) Underwriting Agreement, dated February 26, 2008, among the Depositor, NCMC and the Underwriters.

(4.1) Pooling and Servicing Agreement, dated February 28, 2008, among the Depositor, NCMC, as mortgage loan seller and servicer, and Wells Fargo Bank, N.A., as trustee.

(4.2)                   Bill of Sale, dated February 28, 2008, between the
                        Depositor and NCMC.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NATIONAL CITY MORTGAGE CAPITAL LLC

February 28, 2008

                                        By: /s/ Kelly C. Johnson
                                            ------------------------------------
                                            Name: Kelly C. Johnson
                                            Title: Vice President and Secretary

                                INDEX TO EXHIBITS

Exhibit No.                                Description
-----------                                -----------

      (1.1) Underwriting Agreement, dated February 26, 2008, among the Depositor, NCMC and the Underwriters.

      (4.1) Pooling and Servicing Agreement, dated February 28, 2008, among the Depositor, NCMC, as mortgage loan seller and servicer, and Wells Fargo Bank, N.A., as trustee.

      (4.2) Bill of Sale, dated February 28, 2008, between the Depositor and NCMC.